UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 27, 2012

PETROSONIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53881	98-0585718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 204, 205 – 9th Avenue SE , Calgary, AB, Canada, T2G 0R3

(Address of Principal Executive Offices)

(403) 708-7869

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01      Regulation FD Disclosure

Item 9.01      Financial Statements and Exhibits

SIGNATURES

Exhibit 99.1

ITEM 7.01      REGULATION FD DISCLOSURE

On September 27, 2012, Petrosonic Energy, Inc. (the “Company” ) issued a press release announcing that it has signed a cooperation agreement with a leading private Emulsion Technology Company for the Upstream and Downstream Oil Industry that has an exclusive license in a heavy crude and asphaltene emulsification patented technology. According to the agreement the private company has committed to set up a 120 bbl/hour heavy crude and asphaltene emulsification plant in Petrosonic’s Heavy Oil Processing Plant located in Albania. This will create technology and marketing synergy for both groups and allow Petrosonic to convert the de-asphalted oil and asphaltenes into readily marketable emulsified fuel oil and high-end asphalt and capture further value for its products.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit No.	Document Description

99.1	Press Release issued September 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2012	Petrosonic Energy, Inc.

	By:	/s/ART AGOLLI
Art Agolli
Chief Executive Officer